Exhibit 10.1
SERIES B PREFERRED STOCK PURCHASE AGREEMENT

THIS SERIES B PREFERRED STOCK PURCHASE AGREEMENT (“Agreement”) is made effective as of the ____ day of ____________, 2014, by and among Summer Energy Holdings, Inc., a Nevada corporation (the “Company”), and the undersigned investor (the “Investor”).
RECITALS

WHEREAS, the Company has authorized (a) the sale and issuance by the Company of up to three million (3,000,000) shares (referred to herein as the “Shares”) of Series B Preferred Stock, par value $0.001 per share, with the rights, preferences, powers, restrictions and limitations set forth in the certificate of designation of the Company in the form attached hereto as Exhibit A (the “Certificate of Designation”) and (b) the reservation of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for issuance upon conversion of the Shares (the “Conversion Shares”); and

WHEREAS, the Investor wishes to purchase from the Company and the Company wishes to sell and issue to the Investor, upon the terms and conditions stated in this Agreement, ___________ (_____) Shares, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Purchase and Issuance of the Shares.  Subject to the terms and conditions of this Agreement, Investor hereby agrees to purchase, and the Company hereby agrees to sell and issue to the Investor, the number of Shares set forth opposite the Investor’s name on the signature page attached hereto for a purchase price equal to the product of (x) the number of Shares subscribed for and (y) $1.00 per Share (the “Purchase Price”).  The Purchase Price is payable by check made payable to the order of “Summer Energy Holdings, Inc.” or by wire transfer of immediately available funds delivered contemporaneously herewith as follows:

Bank Name:
Bank Address:
ABA/Routing #
Acct #:
Acct Name:
FBO:

2. Closing.

2.1.  The closing shall be held at a mutually convenient time and place as the Company and the Investor mutually agree upon, orally or in writing (which time and place are designated as the “Closing”; the date of the Closing referred to hereinafter as the “Closing Date”).

2.2. At Closing, the Company shall deliver, or cause to be delivered promptly thereafter, to Investor, a stock certificate representing the Shares purchased by Investor, against delivery to the Company by the Investor of payment therefor by check or by wire transfer.  The Company and Investor shall also deliver such other documents as are called for herein (together with this Agreement, the “Transaction Documents”).

3. Representations and Warranties of the Company.  The following representations and warranties are qualified in their entirety by the SEC Filings, as defined below.  Should any representation or warranty of the Company contain any term that contradicts anything in the SEC Filings, the SEC Filing shall control.  Accordingly, the Company hereby represents and warrants to the Investor that as of the Closing Date, and subject to the aforementioned qualification that:

3.1. Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties.

3.2. Authorization.  The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Shares and the Conversion Shares  in accordance with the Certificate of Designation.  The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

3.3. Valid Issuance.  The Shares, when issued and delivered and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The Conversion Shares have been duly and validly reserved and, when issued in compliance with the provisions of this Agreement, the Certificate of Designation and applicable law, will be validly issued, fully paid and nonassessable.  The Shares and the Conversion Shares will be free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investor.

3.4. Capitalization.  The authorized capital stock of the Company, immediately prior to the Closing, shall consist of 110,000,000 shares of $0.001 par value capital stock, consisting of (i) 100,000,000 shares of Common Stock, of which 14,009,339 shares are issued and outstanding and 1,059,750 of which are reserved for issuance pursuant to stock options, warrants or other rights that have been granted by the Company, and 256,250 of which are reserved for issuance pursuant to future grants of stock or stock options to employees and consultants of the Company pursuant to the Company’s stock option and stock award plan; (ii) 10,000,000 shares of Preferred Stock, 2,000,000 of which have been designated Series A Preferred Stock (826,000 shares of which are issued and outstanding), and 3,000,000 of which have been designated Series B Preferred Stock (none of which have been issued).

3.5. Consents.  The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Shares and Conversion Shares require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been or will be made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.  For purposes of this Agreement, “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein

3.6. Delivery of SEC Filings; Business.  The Company has made available to the Investor through the EDGAR system, true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2012, the Current Report on Form 8-K filed on March 30, 2012 containing Form 10 information about the Company, the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2013 and September 30, 2013, and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934 (collectively, the “SEC Filings”).  Investor is encouraged to carefully review the SEC Filings, including the specific Risk Factors set forth therein.  At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3.7. Use of Proceeds.  The net proceeds of the issuance and sale of the Shares hereunder shall be used by the Company for working capital and general corporate purposes.  Proceeds received pursuant to this Agreement shall be immediately available to the Company for its use.

3.8. No Conflict, Breach, Violation or Default.  The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Shares and Conversion Shares will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Articles of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investor through the EDGAR system), or (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its assets or properties, or (iii) any agreement or instrument to which the Company is a party or by which the Company is bound.

3.9. Financial Statements.  The financial statements included in the SEC Filings present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein or in the notes thereto).  Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a material adverse effect on the Company.

3.10. No Directed Selling Efforts or General Solicitation.  Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Securities Act of 1933, as amended (the “1933 Act”) in connection with the offer or sale of any of the Shares or Conversion Shares.

3.11. Private Placement.  Subject to the accuracy of the representations and warranties of Investor set forth in Section 4 hereof, the offer and sale of the Shares and Conversion Shares to the Investor as contemplated hereby is exempt from the registration requirements of the 1933 Act.

4. Representations and Warranties of the Investor.  Investor hereby represents and warrants to the Company that:

4.1. Authorization.  Investor: (i) if a natural person, represents that the Investor has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Shares or Conversion shares, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational or trust documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares and Conversion Shares, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Investor is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Investor is a party or by which it is bound.

4.2. Purchase Entirely for Own Account.  The Shares and Conversion Shares to be received by Investor hereunder will be acquired for Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to Investor’s right at all times to sell or otherwise dispose of all or any part of the Shares or Conversion Shares in compliance with applicable federal and state securities laws.  Nothing contained herein shall be deemed a representation or warranty by Investor to hold the Shares or Conversion Shares for any period of time.  Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

4.3. Investment Experience.  Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and Conversion Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

4.4. Disclosure of Information.  Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares and the Conversion Shares.  Investor acknowledges receipt of copies of the SEC Filings via the EDGAR system of the Securities and Exchange Commission (www.sec.gov).  Neither such inquiries nor any other due diligence investigation conducted by Investor shall modify, amend or affect Investor’s right to rely on the Company’s representations and warranties contained in this Agreement; provided, Investor shall not rely on representations except those expressly set forth in this Agreement.  Investor is not in possession of any material non-public information regarding the Company or its operations, and is not relying upon any such material non-public information in connection with its investment decision.

4.5. Restricted Securities.  The Shares and the Conversion Shares to be purchased hereunder will not be registered and shall be characterized as “restricted securities” under the federal securities laws, and under such laws such securities may be resold without registration under the 1933 Act only in certain limited circumstances.  Each certificate evidencing the Shares and the Conversion Shares to be issued hereunder shall bear a legend in substantially the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY  NOT  BE  SOLD,  TRANSFERRED,  ASSIGNED  OR  HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR THE ISSUER RECEIVES AN OPINION OF  COUNSEL  FOR  THE  HOLDER  OF  THESE  SECURITIES  REASONABLY SATISFACTORY TO THE ISSUER, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

The Investor acknowledges and agrees that, as “restricted securities,” the Shares and Conversion Shares to be purchased by it may not be transferred, hypothecated, sold or otherwise disposed of until (i) a registration statement with respect to such securities is declared effective under the 1933 Act, or (ii) the Company receives an opinion of counsel for the holder(s) of such Shares and/or Conversion Shares, reasonably satisfactory to counsel for the Company, that an exemption from the registration requirements of the 1933 Act is available.

4.6. Accredited Investor.  Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act (“Accredited Investor”).  By initialing the appropriate space(s) below, Investor hereby represents that Investor falls into one or more of the following categories:

_____           (i)            a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity;

_____           (ii)            a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

_____           (iii)            an insurance company as defined in Section 2(13) of the Act;

_____           (iv)            an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”);

_____           (v)           a business development company as defined in Section 2(a)(48) of the Investment Company Act;

_____           (vi)            a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

_____           (vii)            a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____           (viii)           an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if either:

_____           (A)            the investment decision is made by a plan fiduciary, asdefined in Section 3(21) of ERISA, which is either a bank, savings andloan association, insurance company or registered investment adviser,

_____           (B)           the employee benefit plan has total assets in excess of$5,000,000, or

_____           (C)            the plan is a self-directed plan with investment decisionsmade solely by Persons that are Accredited Investors;

_____           (ix)           a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____           (x)           an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, in each case, not formed for the specific purpose of making an investment in the Company, and in each case, with total assets in excess of $5,000,000;

_____           (xi)           a director or executive officer of the Company issuing the Shares being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer;

_____           (xii)           a natural person whose individual net worth, or joint net worth with his or her spouse, excluding the value of the person’s primary residence and any amount of debt secured by his or her primary residence incurred within the past 60 days, at the time of his or her purchase exceeds $1,000,000;

_____           (xiii)           a natural person who has an individual income in excess of $200,000 in each of the two most recent years or joint income with that Person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____           (xiv)           a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of making an investment in the Company whose purchase of the Shares and Conversion Shares offered is directed by a sophisticated  Person as described in Rule 506(b)(2)(ii) of Regulation D; or

_____           (xv)           an entity in which all of the equity owners are Accredited Investors.

4.7. No General Advertisement.  Investor did not learn of the investment in the Shares and Conversion Shares as a result of any public advertisement, article, notice or other communication regarding the Shares and Conversion Shares published in any newspaper, magazine or similar media or broadcast over television, radio or internet or presented at any seminar or other general advertisement.  Rather, Investor learned of the investment in the Shares and Conversion Shares through its prior contact with the Company, its agents and/or its affiliates.

5. Conditions to Closing.

5.1. Conditions to the Investor’s Obligations. The obligation of Investor to purchase the Shares and Conversion Shares at the Closing is subject to the fulfillment to Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by Investor:

(i) The representations and warranties made by the Company in Section 3 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 3 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.  The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(ii) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Shares and the Conversion Shares and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(iii) The Company shall have duly adopted the Certificate of Designation, which shall have been filed with the Secretary of State of Nevada and become effective under the Nevada Revised Statutes on or prior to the Closing and which shall remain in full force and effect as of the Closing, and Investor shall have received a confirmation from the Secretary of State of Nevada certifying that the Certificate of Designation has been filed and is effective.

(iv) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(v) No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock or the Shares.

5.2. Conditions to Obligations of the Company.  The Company’s obligation to sell and issue the Shares and Conversion Shares at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(i) The representations and warranties made by the Investor in Section 4 hereof (the “Investor Representations”), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investor shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(ii) The Investor shall have executed the signature page to this Agreement, and delivered the Purchase Price to the Company.

6. Covenants and Agreements of the Company.

6.1. Reservation of Common Stock for Conversion Shares.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the conversion of the Shares, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the conversion of the Shares issued pursuant to this Agreement in accordance with their respective terms.

6.2. Reports.  The Company will furnish to the Investor and/or its assignees such information relating to the Company and any subsidiaries as from time to time may reasonably be requested by the Investor and/or its assignees; provided, however, that the Company shall not disclose material nonpublic information to the Investor, or to advisors to or representatives of the Investor, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

6.3. No Conflicting Agreements.  The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investor under the Transaction Documents.

6.4. Compliance with Laws.  The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

7. Survival and Indemnification.

7.1. Survival.  The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

7.2. Indemnification.

(i) By the Company.  For a period of 12 months following the Closing, the Company agrees to indemnify and hold harmless Investor and its affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

(ii) By the Investor.  For a period of 12 months following the Closing, Investor agrees to indemnify and hold harmless the Company and its affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which the Company may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of Investor under the Transaction Documents, and will reimburse the Company for all such amounts as they are incurred by the Company.

8. Miscellaneous.

8.1. Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investor, as applicable, provided, however, that Investor may assign its rights and delegate its duties hereunder in whole or in part to an affiliate or to a third party acquiring some or all of its Shares or Conversion Shares in a private transaction without the prior written consent of the Company, after notice duly given by Investor to the Company, provided, that no such assignment or obligation shall affect the obligations of Investor hereunder.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2. Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed and transmitted via electronic transmission, which shall be deemed an original.

8.3. Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.4. Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier.  All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Summer Energy Holdings, Inc.
800 Bering Drive, Suite 260
Houston, Texas 77057
Attention:  Chief Executive Officer

With a copy to:

Kirton McConkie, P.C.
60 E. South Temple, Suite 1800
Salt Lake City, Utah 84111
Attention:  Alexander N. Pearson, Esq.

If to the Investor:

to the addresses set forth on the signature page hereto.

8.5. Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith.  In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party which does not prevail in such proceedings shall pay the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

8.6. Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

8.7. Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

8.8. Entire Agreement.  This Agreement, including the other Transaction Documents, constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

8.9. Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

8.10. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by the Nevada Corporations Code (NRS Title 78) (the “NRS”) as to matters governed by the NRS, and as to all other matters by the internal laws of the State of Texas as applied to agreements entered into among Texas residents to be performed entirely within Texas, without regard to principles of conflicts of law. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Texas located in Harris County and the United States District Court located in Harris County, Texas for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

8.11. Company Acceptance.  This Agreement is not binding on the Company unless and until the Company executes the signature page set forth below.

 [signature page follows]

The undersigned has (have) executed this Series B Preferred Stock Purchase Agreement on this ____  day of _________   2014.

The Investor:

___________________________________________
Signature

___________________________________________
Individual or Entity Name (and Title, if applicable)

___________________________________________
___________________________________________
Address

___________________________________________
Federal Identification or Social Security No.

___________________________________________
State of Domicile/Organization/Incorporation

___________________________________________
Signature of Spouse/Partner (if applicable)

___________________________________________
Name

___________________________________________
___________________________________________
Address
___________________________________________
Federal Identification or Social Security No.

Additional Information for Notice:

Facsimile:  ________________________________
Email:  ________________________________

Aggregate Purchase Price:  $ ________________

Number of Shares: ________________________

Date: __________________________________

IN WITNESS WHEREOF, the Company has executed this Series B Preferred Purchase Agreement or caused its duly authorized officer to execute this Agreement as of the date set forth below.

The Company:                                                                                 SUMMER ENERGY HOLDINGS, INC.

                                By:
                                Name:
                                Title:

                                Date of Execution: __________________, 2014